UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: October 11, 2011

DOLE FOOD COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dole Drive

Westlake Village, California 91362

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (818) 879-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On October 11, 2011, Dole Food Company, Inc. (“Dole”) filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (“SEC”) to report that Dole completed the acquisition of 100% of the capital stock of HCE Corporation and its subsidiaries (“SunnyRidge”) in accordance with the Agreement and Plan of Merger, dated October 11, 2011 (the “Acquisition”). This Current Report on Form 8-K/A is being filed to provide the financial statements described below, in accordance with the requirements of Item 9.01 of Form 8-K.

(a)	Financial Statements of Business Acquired.

The audited consolidated balance sheet of SunnyRidge at December 31, 2010 and the related consolidated statement of income, consolidated statement of stockholders’ equity and consolidated statement of cash flows for the year ended December 31, 2010 are filed as Exhibit 99.1 and incorporated herein by reference.

The consolidated balance sheets of SunnyRidge at September 30, 2011 and December 31, 2010 and the related consolidated statements of operations, consolidated statements of stockholders’ equity and consolidated statements of cash flows for the nine month periods ended September 30, 2011 and September 30, 2010 are filed as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The required unaudited pro forma financial information with respect to the Acquisition is filed as Exhibit 99.3 and incorporated herein by reference.

(c)	Exhibits.

Exhibit No.	Description

23.1*	Consent of BKHM, P.A., Independent Accountants of HCE Corporation.

23.2*	Acknowledgement letter of BKHM, P.A., Independent Accountants of HCE Corporation.

99.1*	Audited consolidated balance sheet of SunnyRidge at December 31, 2010 and the related consolidated statement of income, consolidated statement of cash flows and consolidated statement of stockholders’ equity for the year ended December 31, 2010.

99.2*	Consolidated balance sheets of SunnyRidge at September 30, 2011 and December 31, 2010, the related consolidated statements of operations, consolidated statements of stockholders’ equity and consolidated statements of cash flows for the nine month periods ended September 30, 2011 and September 30, 2010.

99.3*	Unaudited pro forma condensed consolidated financial information.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

December 16, 2011		DOLE FOOD COMPANY, INC. REGISTRANT

	By:	/s/ JOSEPH S. TESORIERO

Joseph S. Tesoriero Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1*	Consent of BKHM, P.A., Independent Accountants of HCE Corporation.

23.2*	Acknowledgement letter of BKHM, P.A., Independent Accountants of HCE Corporation.

99.1*	Audited consolidated balance sheet of SunnyRidge at December 31, 2010 and the related consolidated statement of income, consolidated statement of cash flows and consolidated statement of stockholders’ equity for the year ended December 31, 2010.

99.2*	Consolidated balance sheets of SunnyRidge at September 30, 2011 and December 31, 2010, the related consolidated statements of operations, consolidated statements of stockholders’ equity and consolidated statements of cash flows for the nine month periods ended September 30, 2011 and September 30, 2010.

99.3*	Unaudited pro forma condensed consolidated financial information.

* Filed herewith